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STATE OF ALABAMA          )                                         EXHIBIT 24

COUNTY OF JEFFERSON       )

                               POWER OF ATTORNEY
                       (1997 Deferred Compensation Plan)


                 KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Officers and or Directors of Energen Corporation, whose signatures appear below, hereby constitutes and appoints Rex J. Lysinger, Wm. Michael Warren, Jr., and Geoffrey C. Ketcham, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement of Energen Corporation on Form S-8 relating to the Energen Corporation 1997 Deferred Compensation Plan, including all amendments and post-effective amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpose as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                 Dated as of the 25th day of April, 1997.


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
/s/ STEPHEN D. BAN                                         /s/ JUDY M. MERRITT
---------------------------------------------------        --------------------------------------------------------------
STEPHEN D. BAN - Director                                  JUDY M. MERRITT - Director

/s/ R. D. CASH                                             /s/ DRAYTON NABERS, JR.
---------------------------------------------------        --------------------------------------------------------------
R. D. CASH - Director                                      DRAYTON NABERS, JR. - Director

/s/ J. MASON DAVIS, JR.                                    /s/ GEORGE S. SHIRLEY
---------------------------------------------------        --------------------------------------------------------------
J. MASON DAVIS, JR. - Director                             GEORGE S. SHIRLEY - Director

/s/ JAMES S.M. FRENCH                                      /s/ WM. MICHAEL WARREN, JR.
---------------------------------------------------        --------------------------------------------------------------
JAMES S.M. FRENCH - Director                               WM. MICHAEL WARREN, JR. -
                                                           Director, President and Chief
                                                           Executive Officer
/s/ WALLACE L. LUTHY
---------------------------------------------------
WALLACE L. LUTHY - Director

/s/ REX J. LYSINGER                                        /s/ G.C. KETCHAM
---------------------------------------------------        --------------------------------------------------------------
REX J. LYSINGER - Director and                             G.C. KETCHAM - Executive Vice
Chairman of the Board                                      President, Chief Financial Officer
                                                           and Treasurer

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